Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period: February-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation (or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	3/25/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY included in this filing

THE THAXTON GROUP

03-13182 - 03-13213                 February 28, 2006

FED ID	Case Number

57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	11,913,379	—			11,913,379	10,539,049	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	11,823,920				11,823,920	11,250,000	374,849,895	341,861,238
Interest Income/Other Income	13,199				13,199	—	11,617,241	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,619,253)	2,619,253			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	9,217,866	2,619,253	—	—	11,837,119	11,250,000	432,769,535	343,082,238

Disbursements
Gross Payroll/Payroll Taxes		2,619,253			2,619,253	1,692,800	68,466,996	62,605,745
Sales, Use & Other Taxes	9,355				9,355		1,584,879	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	191,777				191,777		2,882,602	—
Insurance/Payroll WH paid from operating accounts	27,919				27,919	112,500	385,407	167,800
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	1,332,696				1,332,696	2,074,690	70,659,425	69,390,959
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	3,555,956				3,555,956	2,788,000	184,733,487	185,064,823
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	306,757				306,757	800,000	33,473,469	27,871,526
US Trustee Quarterly Fees	70,250				70,250	75,000	731,301	638,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	5,494,710	2,619,253	—	—	8,113,963	7,542,990	438,103,070	348,239,103

Net Cash Flow (Receipts less Disbursements)	3,723,156	—	—	—	3,723,156	3,707,010	(5,333,535)	(5,156,865)

Cash - End of Month	15,636,535	—	—	—	15,636,535	14,246,059	15,636,535	14,246,059

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 2/4	BUDGET 2/11	BUDGET 2/18	BUDGET 2/25	BUDGET MONTH FEBRUARY
Beginning Cash	$10,539,049	$12,536,674	$13,606,909	$13,551,534	$10,539,049
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	4,050,000	2,650,000	2,300,000	1,850,000	10,850,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	400,000	400,000
	—	—	—	—	—

Total Cash Receipts	4,050,000	2,650,000	2,300,000	2,250,000	11,250,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	640,000	575,000	605,000	690,000	2,510,000
Expenses related to Loans	87,000	67,000	61,000	63,000	278,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	727,000	642,000	666,000	753,000	2,788,000

					—

NET CASH RECEIPTS	3,323,000	2,008,000	1,634,000	1,497,000	8,462,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	15,000	15,000	10,000	10,000	50,000
Bank Charges	—	25,070	—	—	25,070
Claims Funding*	42,000	52,000	32,000	32,000	158,000
Company Auto	1,000	10,020	1,000	3,000	15,020
Computer Costs	10,000	5,000	10,500	—	25,500
Dues And Subscriptions	1,000	—	1,000	—	2,000
Employee Reimbursements - collections exp	1,000	500	1,000	500	3,000
Equipment Rental	—	5,000	—	—	5,000
Fixed Assets	10,000	10,000	40,000	10,000	70,000
Forms & Printing	30,000	150	—	30,000	60,150
Insurance	1,200	30,500	10,300	—	42,000
Meals & Entertainment	—	20,050	—	25,000	45,050
Miscellaneous	10,750	750	750	750	13,000
Office Expense	750	5,750	5,500	5,500	17,500
Postage	15,125	10,125	12,125	10,125	47,500
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	7,500	25,000	—	—	32,500
Professional Fees-Ordinary Course	15,000	75,000	15,000	15,000	120,000
Rent	1,300	15,000	—	187,300	203,600
Repairs & Maintenance	5,000	5,150	5,000	5,000	20,150
Roadgard	—	—	—	—	—
Seminars & Meetings	—	5,000	25,000	25,000	55,000
Taxes & Licenses	750	15,000	15,000	15,500	46,250
Telephone	30,200	1,200	20,200	60,000	111,600
Temporary Agency Staff	6,500	—	5,000	—	11,500
Board of Directors	3,500	—	—	—	3,500
Travel	—	20,000	30,000	30,000	80,000
Utilities	20,800	12,000	8,000	8,000	48,800

Total Operating Cash Disbursements	228,375	363,265	247,375	472,675	1,311,690

					—
					—
Other Items					—
					—
Interest to Finova	—	—	355,000	—	355,000
Payroll Paid TTG	25,000	—	25,000	—	50,000
Payroll Paid SMC	675,000	—	850,000	80,000	1,605,000
401K	—	—	—	37,800	37,800
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	110,000	2,500	—	—	112,500
Credit Insurance Carrier	—	340,000	—	—	340,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	75,000	—	—	—	75,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	1,097,000	574,500	1,442,000	329,800	3,443,300

					—
Cash from Operations					—
Total Collections	4,050,000	2,650,000	2,300,000	2,250,000	11,250,000
Total Disbursements	1,765,375	1,367,765	2,143,375	1,343,475	6,619,990

Net Cash from Operations	2,284,625	1,282,235	156,625	906,525	4,630,010

Restructuring Expense	(287,000)	(212,000)	(212,000)	(212,000)	(923,000)

Net Change in Cash	1,997,625	1,070,235	(55,375)	694,525	3,707,010

Adjustment due to New Budget Period					—

Ending Cash	12,536,674	13,606,909	13,551,534	14,246,059	14,246,059

THAXTON MONTHLY OPERATING REPORT - February 2006

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for February-06	JOINTLY ADMINISTERED
HOLDING COMPANY HOLDING COMPANY HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	11,913,378.84	10,372,763.96	—		1,542,236.24	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	11,823,920.46	—			11,823,920.46	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	13,199.00	12,608.99			199.88	390.13
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	11,837,119.46	12,608.99	—	—	11,824,120.34	390.13

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	5,320,666.37			(5,329,431.51)	8,765.14
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	11,837,119.46	5,333,275.36	—	—	6,494,688.83	9,155.27

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	3,340,436.33	—			3,340,436.33	—
Expenses related to Loans\Thaxton Insurance Group	215,519.85	—			215,568.60	(48.75)

Subtotal - Loans	3,555,956.18	—	—		3,556,004.93	(48.75)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	29,450.92	—			29,450.92	—
Bank Charges	15,681.93	129.16			15,552.77	—
Claims Funding*	126,566.06	—			126,566.06	—
Company Auto	14,436.19	—			14,436.19	—
Computer Costs	26,285.95	4,396.94			21,548.01	341.00
Dues And Subscriptions	994.45	—			994.45	—
Equipment Rental	3,033.21	—			3,033.21	—
Fixed Assets	36,235.57	—			36,235.57	—
Forms & Printing	30,673.40	—			30,673.40	—
Insurance	27,919.25	1,285.30			26,633.95	—
Meals & Entertainment	26,925.05	—			26,925.05	—
Miscellaneous	4,698.32	290.00			4,408.32	—
Office Expense	13,963.77	1,114.37			12,849.40	—
Postage	37,266.92	66.59			37,142.68	57.65
Prepaid Software ABS	23,074.45	—			23,074.45	—
Professional Fees-Ordinary Course	7,399.47	4,728.10			2,671.37	—
Rent	191,776.97	4,791.00			187,038.47	(52.50)
Repairs & Maintenance	14,380.02	—			14,380.02	—
Seminars & Meetings	2,459.75	—			2,459.75	—
Taxes & Licenses	9,354.67	625.17			8,729.50	—
Telephone	80,470.66	1,289.51			79,181.15	—
Travel	78,850.10	—			78,850.10	—
Utilities	43,905.92	343.00			43,427.65	135.27
Interest to Finova	368,030.32	368,030.32			—	—
Payroll Paid TTG	33,379.38	24,656.78			—	8,722.60
Payroll Paid SMC	2,585,874.06	—			2,585,874.06	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	3,887.00	—			3,887.00	—
Credit Insurance Payments	254,814.14	—			254,814.14	—
Deposit to Lender	—	—			—	—
US Trustee	70,250.00	70,250.00			—	—
Bankruptcy Professionals	306,757.09	306,757.09			—	—
Other	41,212.29	3,559.00			37,653.29	—

Total Other Cash Disbursements	4,558,007.28	840,312.33	—		3,708,490.93	9,204.02

					—	—

TOTAL ALL CASH DISBURSEMENTS	8,113,963.46	840,312.33	—		7,264,495.86	9,155.27

	15,636,534.84	14,865,726.99	—		772,429.21	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	15,636,534.84	14,865,726.99			772,429.21	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 3/25/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		11,913,378.84		—	11,913,378.84

TICO Cash Collected		—	—	—	—
SM Cash Collected		11,823,920.46	—	—	11,823,920.46
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		13,199.00	—	—	13,199.00
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	11,837,119.46	—	—	11,837,119.46

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,619,253.44)	2,619,253.44	—	0.00
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	9,217,866.02	2,619,253.44	—	11,837,119.46

Cash Disbursements - Loans
Loan Proceeds Checks		3,340,436.33			3,340,436.33
Expenses related to Loans\Thaxton Insurance Group		215,519.85			215,519.85

Subtotal - Loans		3,555,956.18	—	—	3,555,956.18

		—
Cash Disbursements - Other		—
Advertising		29,450.92		—	29,450.92
Bank Charges		15,681.93	—	—	15,681.93
Claims Funding*		126,566.06		—	126,566.06
Company Auto		14,436.19	—	—	14,436.19
Computer Costs		26,285.95	—	—	26,285.95
Dues And Subscriptions		994.45	—	—	994.45
Equipment Rental		3,033.21	—	—	3,033.21
Fixed Assets		36,235.57	—	—	36,235.57
Forms & Printing		30,673.40	—	—	30,673.40
Insurance		27,919.25	—	—	27,919.25
Meals & Entertainment		26,925.05	—	—	26,925.05
Miscellaneous		4,698.32	—	—	4,698.32
Office Expense		13,963.77	—	—	13,963.77
Postage		37,266.92	—	—	37,266.92
Prepaid Software ABS		23,074.45	—	—	23,074.45
Professional Fees-Ordinary Course		7,399.47	—	—	7,399.47
Rent		191,776.97	—	—	191,776.97
Repairs & Maintenance		14,380.02	—	—	14,380.02
Seminars & Meetings		2,459.75	—	—	2,459.75
Taxes & Licenses		9,354.67	—	—	9,354.67
Telephone		80,470.66	—	—	80,470.66
Travel		78,850.10	—	—	78,850.10
Utilities		43,905.92	—	—	43,905.92
Interest to Finova		368,030.32	—	—	368,030.32
Payroll Paid TTG		—	33,379.38	—	33,379.38
Payroll Paid SMC		—	2,585,874.06	—	2,585,874.06
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		3,887.00	—	—	3,887.00
Credit Insurance Payments		254,814.14	—	—	254,814.14
Deposit to Lender		—	—	—	—
US Trustee		70,250.00	—	—	70,250.00
Bankruptcy Professionals		306,757.09	—	—	306,757.09
Other		41,212.29	—	—	41,212.29

Total Other Cash Disbursements		1,938,753.84	2,619,253.44	—	4,558,007.28

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		5,494,710.02	2,619,253.44	—	8,113,963.46

		15,636,534.84	—	—	15,636,534.84

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	840,312.33
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	840,312.33

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for February-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	10,372,763.96	—	6,795,882.01	385,248.45	3,191,633.50	—	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	12,608.99	—	12,608.99			—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	12,608.99	—	12,608.99	—	—	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,320,666.37	—	4,000,000.00	—	1,296,009.59	24,656.78	—
	—
	—					—

Total Cash receipts	5,333,275.36	—	4,012,608.99	—	1,296,009.59	24,656.78	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	129.16		64.58	—	64.58	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,396.94				4,396.94
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	1,285.30				1,285.30
Meals & Entertainment	—				—
Miscellaneous	290.00				290.00
Office Expense	1,114.37				1,114.37
Postage	66.59				66.59
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	4,728.10				4,728.10
Rent	4,791.00				4,791.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	625.17				625.17
Telephone	1,289.51				1,289.51
Temporary Agency Staff	—				—
Travel	—
Utilities	343.00				343.00
Interest to Finova	368,030.32				368,030.32
Payroll Paid TTG	24,656.78					24,656.78
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	70,250.00				70,250.00
Bankruptcy Professionals	306,757.09				306,757.09
Other	3,559.00				3,559.00

Total Other Cash Disbursements	840,312.33	—	64.58	—	815,590.97	24,656.78	—

TOTAL ALL CASH DISBURSEMENTS	840,312.33	—	64.58	—	815,590.97	24,656.78	—

	14,865,726.99	—	10,808,426.42	385,248.45	3,672,052.12	—	—

Book Balance per bank rec.	14,865,726.99	—	10,808,426.42	385,248.45	3,672,052.12	—	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	10,372,763.96	—	—	10,372,763.96

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	12,608.99	—	—	12,608.99
Proceeds from the sales of the TICO Assets

SUBTOTAL	12,608.99	—	—	12,608.99

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,296,009.59	24,656.78	—	5,320,666.37
			—	—
	—	—	—	—

Total Cash receipts	5,308,618.58	24,656.78	—	5,333,275.36

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	129.16	—	—	129.16
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,396.94	—	—	4,396.94
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	1,285.30	—	—	1,285.30
Meals & Entertainment	—	—	—	—
Miscellaneous	290.00	—	—	290.00
Office Expense	1,114.37	—	—	1,114.37
Postage	66.59	—	—	66.59
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	4,728.10	—	—	4,728.10
Rent	4,791.00	—	—	4,791.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,289.51	—	—	1,289.51
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	343.00	—	—	343.00
Interest to Finova	368,030.32	—	—	368,030.32
Payroll Paid TTG	—	24,656.78	—	24,656.78
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	306,757.09	—	—	306,757.09
Other	3,559.00	—	—	3,559.00

Total Other Cash Disbursements	815,655.55	24,656.78	—	840,312.33

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	815,655.55	24,656.78	—	840,312.33

	14,865,726.99	—	—	14,865,726.99

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for February-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for February-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for February-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for February-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for February-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for February-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for        February-06

FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	(1,621.36)

	—	—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	390.13	390.13	—

SUBTOTAL	390.13	390.13	—

	—	—	—
	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,765.14	(390.13)	9,155.27
	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—
Holdback, Deposits and Escrows	—	—	—
	—	—	—

Total Cash Receipts and Transfers	9,155.27	—	9,155.27

		—	—
Cash Disbursements - Loans		—	—
		—	—
Loan Proceeds Checks	—	—	—
Expenses related to Loans	(48.75)	—	(48.75)

Subtotal - Loans	(48.75)	—	(48.75)

		—	—
	—	—	—
Cash Disbursements - Other	—	—	—
Advertising	—	—	—
Bank Charges	—	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	341.00	—	341.00
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	—	—	—
Meals & Entertainment	—	—	—
Miscellaneous	—	—	—
Office Expense	—	—	—
Postage	57.65	—	57.65
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	—	—	—
Rent	(52.50)	—	(52.50)
Repairs & Maintenance	—	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	—	—	—
Telephone	—	—	—
Temporary Agency Staff	—	—	—
Travel	—	—	—
Utilities	135.27	—	135.27
Interest to Finova	—	—	—
Payroll Paid TTG	8,722.60	—	8,722.60
Payroll Paid SMC	—	—	—
Restructuring Officer	—	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Proceeds to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	—	—	—
Other - payment to Investment Banker	—	—	—

Total Other Cash Disbursements	9,204.02	—	9,204.02

TOTAL ALL CASH DISBURSEMENTS	9,155.27	—	9,155.27

		—	—

	(1,621.36)	—	(1,621.36)

		—	—
Book Balance per bank rec.	(1,621.36)	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	390.13	—	—	390.13

SUBTOTAL	390.13	—	—	390.13

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	42.54	8,722.60	—	8,765.14
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	432.67	8,722.60	—	9,155.27

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(48.75)			(48.75)

Subtotal - Loans	(48.75)			(48.75)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	57.65	—	—	57.65
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	135.27	—	—	135.27
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,722.60	—	8,722.60
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	481.42	8,722.60	—	9,204.02

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	432.67	8,722.60	—	9,155.27

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	Case No. —
Monthly Court Report for February-06
FED ID#

	Consolidated Totals	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—		—	—	—
TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—

SUBTOTAL	—	—

	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	432.67	432.67	432.67	—	—	432.67
Outstanding Checks	—		—	—	—	—
WACHOVIA #2000014825101	—		—	—	—	—
WACHOVIA #101000020906	—		—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	432.67	432.67	432.67	—	—	432.67

		—	—
Cash Disbursements - Loans		—	—
		—	—
Loan Proceeds Checks			—			—
Expenses related to Loans	(48.75)	(48.75)	(48.75)			(48.75)

Subtotal - Loans	(48.75)	(48.75)	(48.75)			(48.75)

		—	—			—
		—	—			—
Cash Disbursements - Other		—	—			—
Advertising	—		—			—
Bank Charges	—		—	—	—	—
Claims Funding*	—		—			—
Company Auto	—		—	—	—	—
Computer Costs	341.00	341.00	341.00	—	—	341.00
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	57.65	57.65	57.65	—	—	57.65
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	(52.50)	(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	135.27	135.27	135.27	—	—	135.27
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Credit Insurance Payments	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—
Other	—		—	—	—	—

Total Other Cash Disbursements	481.42	481.42	481.42	—	—	481.42

			—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	432.67	432.67	432.67	—	—	432.67

—

	(1,621.36)	(1,621.36)	(1,621.36)	—	—	(1,621.36)

—
Book Balance per bank rec.	(1,621.36)	(1,621.36)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,155.27

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$9,155.27

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for February-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,155.27	432.67	8,722.60		432.67	8,722.60	—	9,155.27
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	9,155.27	432.67	8,722.60	—	432.67	8,722.60	—	9,155.27

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(48.75)	(48.75)			(48.75)			(48.75)

Subtotal - Loans	(48.75)	(48.75)	—		(48.75)	—	—	(48.75)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	57.65	57.65			57.65	—	—	57.65
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	135.27	135.27			135.27	—	—	135.27
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,722.60	—	8,722.60		—	8,722.60	—	8,722.60
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	9,204.02	481.42	8,722.60	—	481.42	8,722.60	—	9,204.02

TOTAL ALL CASH DISBURSEMENTS	9,155.27	432.67	8,722.60	—	432.67	8,722.60	—	9,155.27

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for February-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for February-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for February-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for February-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No. 03-13182
Monthly Court Report for February-06
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for February-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for February-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	25.00	25.00			25.00	—	—	25.00

SUBTOTAL	25.00	25.00	—	—	25.00	—	—	25.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25.00)	(25.00)	—		(25.00)	—	—	(25.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for February-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for February-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	390.13	390.13		390.13	—	—	390.13

SUBTOTAL	390.13	390.13	—	390.13	—	—	390.13

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(390.13)	(390.13)		(390.13)	—	—	(390.13)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for February-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for February-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for February-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT Case # 03-13202	Case No. 03-13202
Monthly Court Report for February-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for February-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for February-06
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,542,236.24	78,249.28	518,732.71	589,601.31	36,620.18	—	154,499.12	164,533.64	1,542,236.24	—	—	1,542,236.24

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	11,823,920.46	435,759.87	3,369,611.77	2,708,897.74	1,429,025.69	1,440,560.82	1,249,149.08	1,190,915.49	11,823,920.46	—	—	11,823,920.46
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	199.88	—	—	—	—	—	—	199.88	199.88	—	—	199.88

SUBTOTAL	11,824,120.34	435,759.87	3,369,611.77	2,708,897.74	1,429,025.69	1,440,560.82	1,249,149.08	1,191,115.37	11,824,120.34	—	—	11,824,120.34

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(5,329,431.51)	(160,287.19)	(1,801,362.11)	(654,358.60)	(457,395.29)	(476,566.76)	(525,262.00)	(1,254,199.56)	(7,915,305.57)	2,585,874.06	—	(5,329,431.51)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	6,494,688.83	275,472.68	1,568,249.66	2,054,539.14	971,630.40	963,994.06	723,887.08	(63,084.19)	3,908,814.77	2,585,874.06	—	6,494,688.83

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	3,340,436.33	137,419.48	1,001,663.24	871,726.09	411,876.36	492,611.92	425,139.24	—	3,340,436.33			3,340,436.33
Expenses related to Loans	215,568.60	10,897.88	52,382.50	68,164.26	26,901.75	29,837.07	27,385.14	—	215,568.60			215,568.60

Subtotal - Loans	3,556,004.93	148,317.36	1,054,045.74	939,890.35	438,778.11	522,448.99	452,524.38	—	3,556,004.93			3,556,004.93

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	29,450.92	1,093.30	7,400.53	6,814.53	2,855.19	3,225.32	3,239.79	4,822.26	29,450.92			29,450.92
Bank Charges	15,552.77	—	—	—	29.00	—	12.01	15,511.76	15,552.77	—	—	15,552.77
Claims Funding*	126,566.06	609.54	31,950.02	17,541.86	6,188.58	13,296.79	11,276.88	45,702.39	126,566.06			126,566.06
Company Auto	14,436.19	131.55	2,318.54	3,800.04	1,240.15	—	1,652.15	5,293.76	14,436.19	—	—	14,436.19
Computer Costs	21,548.01	317.89	2,366.86	2,367.92	1,821.95	1,305.85	913.89	12,453.65	21,548.01	—	—	21,548.01
Dues And Subscriptions	994.45	—	—	257.90	186.55	—	300.00	250.00	994.45	—	—	994.45
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,033.21	—	86.25	—	—	—	—	2,946.96	3,033.21	—	—	3,033.21
Fixed Assets	36,235.57	22,500.00	908.00	877.54	1,498.00	7,659.94	2,792.09	—	36,235.57	—	—	36,235.57
Forms & Printing	30,673.40	1,330.98	8,408.68	6,351.56	3,735.83	3,673.72	3,008.01	4,164.62	30,673.40	—	—	30,673.40
Insurance	26,633.95	810.31	7,106.00	5,474.24	2,996.37	3,499.77	2,188.14	4,559.12	26,633.95	—	—	26,633.95
Meals & Entertainment	26,925.05	338.21	1,931.97	3,065.07	1,042.62	—	673.14	19,874.04	26,925.05	—	—	26,925.05
Miscellaneous	4,408.32	193.40	1,389.10	918.16	845.18	218.93	455.20	388.35	4,408.32	—	—	4,408.32
Office Expense	12,849.40	259.41	4,514.99	1,121.78	1,164.24	187.86	233.36	5,367.76	12,849.40	—	—	12,849.40
Postage	37,142.68	639.84	8,070.94	8,613.39	4,493.02	5,910.55	1,332.49	8,082.45	37,142.68	—	—	37,142.68
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	23,074.45	—	—	—	—	—	—	23,074.45	23,074.45	—	—	23,074.45
Professional Fees-Ordinary Course	2,671.37	480.00	—	—	—	—	—	2,191.37	2,671.37	—	—	2,671.37
Rent	187,038.47	7,524.77	57,665.54	37,785.98	25,200.39	20,350.29	24,229.69	14,281.81	187,038.47	—	—	187,038.47
Repairs & Maintenance	14,380.02	360.34	4,692.70	4,445.76	1,959.84	1,626.62	1,294.76	—	14,380.02	—	—	14,380.02
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	2,459.75	—	20.05	223.50	321.20	—	—	1,895.00	2,459.75	—	—	2,459.75
Taxes & Licenses	8,729.50	2,250.00	59.42	1,174.15	3,484.47	629.25	54.07	1,078.14	8,729.50	—	—	8,729.50
Telephone	79,181.15	3,643.87	13,661.66	21,922.64	9,826.42	8,884.66	9,401.63	11,840.27	79,181.15	—	—	79,181.15
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—	—
Travel	78,850.10	825.13	12,557.27	1,035.15	2,095.59	59.48	3,584.69	58,692.79	78,850.10	—	—	78,850.10
Utilities	43,427.65	3,290.04	13,018.72	9,875.87	6,600.54	5,832.93	4,809.55	—	43,427.65	—	—	43,427.65
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,585,874.06	100,121.37	420,681.26	768,574.52	368,773.19	308,890.61	274,569.80	344,263.31	—	2,585,874.06	—	2,585,874.06
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	3,887.00	—	—	3,887.00	—	—	—	—	3,887.00	—	—	3,887.00
Credit Insurance Payments	254,814.14	—	—	101,085.67	99,910.71	53,817.76	—	—	254,814.14	—	—	254,814.14
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	37,653.29	731.99	8,567.29	10,154.17	2,836.47	2,474.74	694.80	12,193.83	37,653.29	—	—	37,653.29

Total Other Cash Disbursements	3,708,490.93	147,451.94	607,375.79	1,017,368.40	549,105.50	441,545.07	346,716.14	598,928.09	1,122,616.87	2,585,874.06	—	3,708,490.93

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,264,495.86	295,769.30	1,661,421.53	1,957,258.75	987,883.61	963,994.06	799,240.52	598,928.09	4,678,621.80	2,585,874.06	—	7,264,495.86

			—

	772,429.21	57,952.66	425,560.84	686,881.70	20,366.97	—	79,145.68	(497,478.64)	772,429.21	—	—	772,429.21

Book Balance per bank rec.	772,429.21	57,952.66	425,560.84	686,881.70	20,366.97	—	79,145.68	(497,478.64)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for February-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(585,496.35)	—	—	—	—	—			(585,496.35)

	—
TICO Cash Collected	—
SM Cash Collected	24,134.21							24,134.21
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	24,134.21	—	—	—	—	—	—	24,134.21	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,890,164.50	256,022.56	1,665,947.11	1,615,483.19	805,047.29	805,633.86	684,699.98	1,454.32	55,876.19
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	5,914,298.71	256,022.56	1,665,947.11	1,615,483.19	805,047.29	805,633.86	684,699.98	25,588.53	55,876.19

Cash Disbursements - Loans
Loan Proceeds Checks	3,354,094.76	137,419.48	1,001,663.24	871,726.09	411,876.36	492,611.92	425,139.24	13,658.43
Expenses related to Loans	215,815.86	10,897.88	52,382.50	68,164.26	26,901.75	29,837.07	27,385.14	247.26

Subtotal - Loans	3,569,910.62	148,317.36	1,054,045.74	939,890.35	438,778.11	522,448.99	452,524.38	13,905.69	—

Cash Disbursements - Other
Advertising	29,529.96	1,093.30	7,400.53	6,814.53	2,855.19	3,225.32	3,239.79	79.04	4,822.26
Bank Charges	15,590.02		37.25		29.00		12.01		15,511.76
Claims Funding*	126,566.06	609.54	31,950.02	17,541.86	6,188.58	13,296.79	11,276.88		45,702.39
Company Auto	14,436.19	131.55	2,318.54	3,800.04	1,240.15		1,652.15		5,293.76
Computer Costs	21,578.97	317.89	2,366.86	2,367.92	1,821.95	1,305.85	913.89	30.96	12,453.65
Dues And Subscriptions	994.45			257.90	186.55		300.00		250.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,033.21		86.25						2,946.96
Fixed Assets	36,235.57	22,500.00	908.00	877.54	1,498.00	7,659.94	2,792.09
Forms & Printing	30,742.29	1,330.98	8,408.68	6,351.56	3,735.83	3,673.72	3,008.01	68.89	4,164.62
Insurance	26,670.50	810.31	7,106.00	5,474.24	2,996.37	3,499.77	2,188.14	36.55	4,559.12
Meals & Entertainment	26,925.05	338.21	1,931.97	3,065.07	1,042.62		673.14		19,874.04
Miscellaneous	4,443.62	193.40	1,389.10	918.16	845.18	218.93	455.20	35.30	388.35
Office Expense	12,947.99	259.41	4,514.99	1,121.78	1,164.24	187.86	233.36	98.59	5,367.76
Postage	37,259.68	639.84	8,070.94	8,613.39	4,493.02	5,910.55	1,332.49	117.00	8,082.45
Prepaid Expenses	—
Prepaid Software ABS	23,074.45								23,074.45
Professional Fees-Ordinary Course	2,671.37	480.00							2,191.37
Rent	191,232.30	7,524.77	57,665.54	37,785.98	25,200.39	20,350.29	24,229.69	4,193.83	14,281.81
Repairs & Maintenance	14,475.91	360.34	4,692.70	4,445.76	1,959.84	1,626.62	1,294.76	95.89
Roadgard	—
Seminars & Meetings	2,459.75		20.05	223.50	321.20				1,895.00
Taxes & Licenses	9,223.62	2,250.00	59.42	1,174.15	3,484.47	629.25	54.07	494.12	1,078.14
Telephone	79,504.81	3,643.87	13,661.66	21,922.64	9,826.42	8,884.66	9,401.63	323.66	11,840.27
Temporary Agency Staff	—
Travel	78,850.10	825.13	12,557.27	1,035.15	2,095.59	59.48	3,584.69		58,692.79
Utilities	43,581.36	3,290.04	13,018.72	9,875.87	6,600.54	5,832.93	4,809.55	153.71
Interest to Finova	—
Payroll Paid TTG	—
	1,636,832.80	60,374.63	425,169.59	426,798.96	185,936.87	150,530.41	160,029.26	5,955.30	222,037.78
Restructuring Officer	—
Insurance Renewal	3,887.00			3,887.00
Credit Insurance Carrier	254,814.14			101,085.67	99,910.71	53,817.76
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	37,653.29	731.99	8,567.29	10,154.17	2,836.47	2,474.74	694.80		12,193.83

Total Other Cash Disbursements	2,765,214.46	107,705.20	611,901.37	675,592.84	366,269.18	283,184.87	232,175.60	11,682.84	476,702.56

TOTAL ALL CASH DISBURSEMENTS	6,335,125.08	256,022.56	1,665,947.11	1,615,483.19	805,047.29	805,633.86	684,699.98	25,588.53	476,702.56

	(1,006,322.72)	—	—	—	—	—	—	—	(1,006,322.72)

Book Balance per bank rec.		—	—		—	—			(1,006,322.72)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	295,769.30
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$295,769.30

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for February-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	78,249.28	11,599.64	6,584.72	8,508.00	11,221.84	11,123.63	—

	—
TICO Cash Collected	—
SM Cash Collected	435,759.87	50,512.87	38,544.07	43,263.67	44,313.98	48,239.38	60,507.92
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	435,759.87	50,512.87	38,544.07	43,263.67	44,313.98	48,239.38	60,507.92

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(160,287.19)	(50,730.80)	(40,583.87)	(45,265.89)	(48,135.79)	(52,699.24)	195,514.64
	—
	—

Total Cash Receipts and Transfers	275,472.68	(217.93)	(2,039.80)	(2,002.22)	(3,821.81)	(4,459.86)	256,022.56

Cash Disbursements - Loans
Loan Proceeds Checks	137,419.48						137,419.48
Expenses related to Loans	10,897.88						10,897.88

Subtotal - Loans	148,317.36	—	—	—	—	—	148,317.36

Cash Disbursements - Other	—
Advertising	1,093.30						1,093.30
Bank Charges	—						—
Claims Funding*	609.54						609.54
Company Auto	131.55						131.55
Computer Costs	317.89						317.89
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	22,500.00						22,500.00
Forms & Printing	1,330.98						1,330.98
Insurance	810.31						810.31
Meals & Entertainment	338.21						338.21
Miscellaneous	193.40						193.40
Office Expense	259.41						259.41
Postage	639.84						639.84
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	480.00						480.00
Rent	7,524.77						7,524.77
Repairs & Maintenance	360.34						360.34
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	2,250.00						2,250.00
Telephone	3,643.87						3,643.87
Temporary Agency Staff	—						—
Travel	825.13						825.13
Utilities	3,290.04						3,290.04
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	100,121.37						60,374.63
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	731.99						731.99

Total Other Cash Disbursements	147,451.94	—	—	—	—	—	107,705.20

TOTAL ALL CASH DISBURSEMENTS	295,769.30	—	—	—	—	—	256,022.56

	57,952.66	11,381.71	4,544.92	6,505.78	7,400.03	6,663.77	—

Ending Bank Balance per bank rec.	57,952.66	11,381.71	4,544.92	6,505.78	7,400.03	6,663.77

	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	—	12,681.66	9,949.74	6,580.05		78,249.28	—	—

						—	—	—
TICO Cash Collected						—	—	—
SM Cash Collected		64,189.92	34,179.95	52,008.11		435,759.87	—	—
TIG Cash Collected						—	—	—
TPF Cash Collected						—	—	—
TCL Cash Collected						—	—	—
Other Income Collected						—	—	—

SUBTOTAL	—	64,189.92	34,179.95	52,008.11	—	435,759.87	—	—

						—	—	—
						—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	39,746.74	(70,437.27)	(37,182.82)	(50,512.89)		(160,287.19)	—	—
						—	—	—
						—	—	—

Total Cash Receipts and Transfers	39,746.74	(6,247.35)	(3,002.87)	1,495.22	—	235,725.94	39,746.74	—

						—	—
Cash Disbursements - Loans						—	—
						—	—
Loan Proceeds Checks						137,419.48	—
Expenses related to Loans						10,897.88	—

Subtotal - Loans	—	—	—	—		148,317.36	—	—

						—	—
						—	—
Cash Disbursements - Other						—	—
Advertising						1,093.30	—
Bank Charges						—	—	—
Claims Funding*						609.54	—
Company Auto						131.55	—	—
Computer Costs						317.89	—	—
Dues And Subscriptions						—	—	—
Employee Reimbursements - collections exp						—	—	—
Equipment Rental						—	—	—
Fixed Assets						22,500.00	—	—
Forms & Printing						1,330.98	—	—
Insurance						810.31	—	—
Meals & Entertainment						338.21	—	—
Miscellaneous						193.40	—	—
Office Expense						259.41	—	—
Postage						639.84	—	—
Prepaid Expenses						—	—	—
Prepaid Software ABS						—	—	—
Professional Fees-Ordinary Course						480.00	—	—
Rent						7,524.77	—	—
Repairs & Maintenance						360.34	—	—
Roadgard						—	—	—
Seminars & Meetings						—	—	—
Taxes & Licenses						2,250.00	—	—
Telephone						3,643.87	—	—
Temporary Agency Staff						—	—	—
Travel						825.13	—	—
Utilities						3,290.04	—	—
Interest to Finova						—	—	—
Payroll Paid TTG						—	—	—
Payroll Paid SMC	39,746.74					60,374.63	39,746.74	—
Restructuring Officer						—	—	—
Insurance Renewal						—	—	—
Voyager Payment						—	—	—
Pre-Filing Prepays						—	—	—
Deposit to Lender						—	—	—
US Trustee						—	—	—
Bankruptcy Professionals						—	—	—
Other						731.99	—	—

Total Other Cash Disbursements	39,746.74	—	—	—		107,705.20	39,746.74	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	39,746.74	—	—	—		256,022.56	39,746.74	—

	—	6,434.31	6,946.87	8,075.27		57,952.66	—	—

Ending Bank Balance per bank rec.		6,434.31	6,946.87	8,075.27

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,957,258.75
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,957,258.75

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for February-06
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	589,601.31	6,087.51	14,334.01	15,426.55	452,191.85	18,659.26

	—
TICO Cash Collected	—
SM Cash Collected	2,708,897.74	54,340.02	67,208.67	57,224.98	2,274,490.49	90,982.06	(179,642.48)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,708,897.74	54,340.02	67,208.67	57,224.98	2,274,490.49	90,982.06	(179,642.48)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(654,358.60)	(53,173.94)	(69,144.00)	(62,124.84)	(2,112,687.43)	(97,764.11)	1,795,125.67
	—
	—

Total Cash Receipts and Transfers	2,054,539.14	1,166.08	(1,935.33)	(4,899.86)	161,803.06	(6,782.05)	1,615,483.19

Cash Disbursements - Loans

Loan Proceeds Checks	871,726.09						871,726.09
Expenses related to Loans	68,164.26						68,164.26

Subtotal - Loans	939,890.35						939,890.35

Cash Disbursements - Other
Advertising	6,814.53						6,814.53
Bank Charges	—
Claims Funding*	17,541.86						17,541.86
Company Auto	3,800.04						3,800.04
Computer Costs	2,367.92						2,367.92
Dues And Subscriptions	257.90						257.90
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	877.54						877.54
Forms & Printing	6,351.56						6,351.56
Insurance	5,474.24						5,474.24
Meals & Entertainment	3,065.07						3,065.07
Miscellaneous	918.16						918.16
Office Expense	1,121.78						1,121.78
Postage	8,613.39						8,613.39
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	37,785.98						37,785.98
Repairs & Maintenance	4,445.76						4,445.76
Roadgard	—						—
Seminars & Meetings	223.50						223.50
Taxes & Licenses	1,174.15						1,174.15
Telephone	21,922.64						21,922.64
Temporary Agency Staff	—						—
Travel	1,035.15						1,035.15
Utilities	9,875.87						9,875.87
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	768,574.52						426,798.96
Restructuring Officer	—						—
Insurance Renewal	3,887.00						3,887.00
Voyager Payment	101,085.67						101,085.67
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	10,154.17						10,154.17

Total Other Cash Disbursements	1,017,368.40	—	—	—	—	—	675,592.84

TOTAL ALL CASH DISBURSEMENTS	1,957,258.75	—	—	—	—	—	1,615,483.19

	686,881.70	7,253.59	12,398.68	10,526.69	613,994.91	11,877.21	—

Book Balance per bank rec.	686,881.70	7,253.59	12,398.68	10,526.69	613,994.91	11,877.21

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	14,223.33	10,801.68	57,877.12	589,601.31	—	—	589,601.31

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		74,215.11	67,456.32	202,622.57	2,708,897.74	—	—	2,708,897.74
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	74,215.11	67,456.32	202,622.57	2,708,897.74	—	—	2,708,897.74

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(73,518.88)	(73,109.68)	(249,736.95)	(996,134.16)	341,775.56	—	(654,358.60)
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	696.23	(5,653.36)	(47,114.38)	1,712,763.58	341,775.56	—	2,054,539.14

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					871,726.09			871,726.09
Expenses related to Loans					68,164.26			68,164.26

Subtotal - Loans					939,890.35			939,890.35

					—
					—
Cash Disbursements - Other					—
Advertising					6,814.53			6,814.53
Bank Charges					—	—	—	—
Claims Funding*					17,541.86			17,541.86
Company Auto					3,800.04	—	—	3,800.04
Computer Costs					2,367.92	—	—	2,367.92
Dues And Subscriptions					257.90	—	—	257.90
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					877.54	—	—	877.54
Forms & Printing					6,351.56	—	—	6,351.56
Insurance					5,474.24	—	—	5,474.24
Meals & Entertainment					3,065.07	—	—	3,065.07
Miscellaneous					918.16	—	—	918.16
Office Expense					1,121.78	—	—	1,121.78
Postage					8,613.39	—	—	8,613.39
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					37,785.98	—	—	37,785.98
Repairs & Maintenance					4,445.76	—	—	4,445.76
Roadgard					—	—	—	—
Seminars & Meetings					223.50	—	—	223.50
Taxes & Licenses					1,174.15	—	—	1,174.15
Telephone					21,922.64	—	—	21,922.64
Temporary Agency Staff					—	—	—	—
Travel					1,035.15	—	—	1,035.15
Utilities					9,875.87	—	—	9,875.87
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				426,798.96	341,775.56	—	768,574.52
Restructuring Officer					—	—	—	—
Insurance Renewal					3,887.00	—	—	3,887.00
Voyager Payment					101,085.67	—	—	101,085.67
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					10,154.17	—	—	10,154.17

Total Other Cash Disbursements	341,775.56	—	—	—	1,017,368.40	—	—	1,017,368.40

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	1,615,483.19	341,775.56	—	1,957,258.75

	—	14,919.56	5,148.32	10,762.74	686,881.70	—	—	686,881.70

Book Balance per bank rec.		14,919.56	5,148.32	10,762.74

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,661,421.53
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,661,421.53

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for February-06
FED ID# 57-1002963	Texas State Bank Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889
Beginning Cash Position	518,732.71	10,131.94	11,584.05	7,043.44	11,939.39	11,564.72	16,355.15

	—
TICO Cash Collected	—
SM Cash Collected	3,369,611.77	59,295.60	73,163.99	66,564.90	73,933.38	54,868.01	81,012.88
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,369,611.77	59,295.60	73,163.99	66,564.90	73,933.38	54,868.01	81,012.88

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,801,362.11)	(58,914.44)	(74,024.61)	(65,416.22)	(71,335.70)	(54,839.15)	(77,406.32)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,568,249.66	381.16	(860.62)	1,148.68	2,597.68	28.86	3,606.56

Cash Disbursements - Loans
Loan Proceeds Checks	1,001,663.24
Expenses related to Loans	52,382.50

Subtotal - Loans	1,054,045.74	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	7,400.53
Bank Charges	—
Claims Funding*	31,950.02
Company Auto	2,318.54
Computer Costs	2,366.86
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	86.25
Fixed Assets	908.00
Forms & Printing	8,408.68
Insurance	7,106.00
Meals & Entertainment	1,931.97
Miscellaneous	1,389.10
Office Expense	4,514.99
Postage	8,070.94
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	57,665.54
Repairs & Maintenance	4,692.70
Roadgard	—
Seminars & Meetings	20.05
Taxes & Licenses	59.42
Telephone	13,661.66
Temporary Agency Staff	—
Travel	12,557.27
Utilities	13,018.72
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	8,567.29

Total Other Cash Disbursements	607,375.79	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,661,421.53	—	—	—	—	—	—

	425,560.84	10,513.10	10,723.43	8,192.12	14,537.07	11,593.58	19,961.71

Book Balance per bank rec.	425,560.84	10,513.10	10,723.43	8,192.12	14,537.07	11,593.58	19,961.71

	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	15,443.95	10,728.61	11,852.36	162,465.38	15,180.81	10,693.82	8,433.35	12,126.31

TICO Cash Collected
SM Cash Collected	58,840.29	44,679.49	44,498.83	897,701.14	81,115.82	47,839.01	42,575.37	48,761.23
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	58,840.29	44,679.49	44,498.83	897,701.14	81,115.82	47,839.01	42,575.37	48,761.23

GENERAL LEDGER DEPOSITS AND TRANSFERS	(65,126.30)	(50,069.87)	(47,749.80)	(941,961.74)	(88,054.80)	(49,939.84)	(43,890.02)	(52,386.27)

Total Cash Receipts and Transfers	(6,286.01)	(5,390.38)	(3,250.97)	(44,260.60)	(6,938.98)	(2,100.83)	(1,314.65)	(3,625.04)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	9,157.94	5,338.23	8,601.39	118,204.78	8,241.83	8,592.99	7,118.70	8,501.27

Book Balance per bank rec.	9,157.94	5,338.23	8,601.39	118,204.78	8,241.83	8,592.99	7,118.70	8,501.27

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	79921	325149301
FED ID#	1st National	1st National

	Prosperity Bank	Prosperity Bank	Prosperity Bank	Community Bank & Trust	Guaranty Bank	Guaranty Bank	Guaranty Bank
	2795011	2795791	75137494	11798527	380-3594062	380-3594567	380-3594609
Beginning Cash Position	11,558.70	14,765.92	11,787.46	10,276.43	6,823.96	15,434.20	11,207.85

TICO Cash Collected		—
SM Cash Collected	69,621.88	77,819.75	31,983.80	64,604.56	41,763.72	64,514.62	58,961.56
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	69,621.88	77,819.75	31,983.80	64,604.56	41,763.72	64,514.62	58,961.56

GENERAL LEDGER DEPOSITS AND TRANSFERS	(76,103.59)	(76,039.26)	(38,993.86)	(69,107.18)	(44,497.50)	(65,870.51)	(63,220.66)

Total Cash Receipts and Transfers	(6,481.71)	1,780.49	(7,010.06)	(4,502.62)	(2,733.78)	(1,355.89)	(4,259.10)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,076.99	16,546.41	4,777.40	5,773.81	4,090.18	14,078.31	6,948.75

Book Balance per bank rec.	5,076.99	16,546.41	4,777.40	5,773.81	4,090.18	14,078.31	6,948.75

	Guaranty Bank	Guaranty Bank	Guaranty Bank	Union Planter’s Bank	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo
	380-3594559	380-3594542	380-3594153	0080129775			4231233624
Beginning Cash Position	10,855.19	11,716.60	6,255.63	—	—	—	13,362.11

TICO Cash Collected
SM Cash Collected	62,245.06	60,363.22	45,567.93	—	644,092.00		65,929.73
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	62,245.06	60,363.22	45,567.93	—	644,092.00	—	65,929.73

GENERAL LEDGER DEPOSITS AND TRANSFERS	(62,673.42)	(62,148.30)	(48,285.75)	—	596,648.27	420,681.26	(71,757.12)

Total Cash Receipts and Transfers	(428.36)	(1,785.08)	(2,717.82)	—	1,240,740.27	420,681.26	(5,827.39)

Cash Disbursements - Loans
Loan Proceeds Checks					1,001,663.24
Expenses related to Loans					52,382.50

Subtotal - Loans	—	—	—	—	1,054,045.74	—	—

Cash Disbursements - Other
Advertising					7,400.53
Bank Charges	—	—
Claims Funding*					31,950.02
Company Auto					2,318.54
Computer Costs					2,366.86
Dues And Subscriptions					—
Employee Reimbursements - collections exp					—
Equipment Rental					86.25
Fixed Assets					908.00
Forms & Printing					8,408.68
Insurance					7,106.00
Meals & Entertainment					1,931.97
Miscellaneous					1,389.10
Office Expense					4,514.99
Postage					8,070.94
Prepaid Expenses					—
Prepaid Software ABS					—
Professional Fees-Ordinary Course					—
Rent					57,665.54
Repairs & Maintenance					4,692.70
Roadgard					—
Seminars & Meetings					20.05
Taxes & Licenses					59.42
Telephone					13,661.66
Temporary Agency Staff					—
Travel					12,557.27
Utilities					13,018.72
Interest to Finova					—
Payroll Paid TTG					—
Payroll Paid SMC						420,681.26
Restructuring Officer					—
Insurance Renewal					—
Voyager Payment					—
Pre-Filing Prepays					—
Deposit to Lender					—
US Trustee					—
Bankruptcy Professionals					—
Other					8,567.29

Total Other Cash Disbursements	—	—	—	—	186,694.53	420,681.26	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	1,240,740.27	420,681.26	—

	10,426.83	9,931.52	3,537.81	—	—	—	7,534.72

Book Balance per bank rec.	10,426.83	9,931.52	3,537.81	—			7,534.72

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	15,269.44	7,699.09	12,177.45	20,218.89	13,397.96	10,382.55	518,732.71	—	—	518,732.71

								—	—	—
TICO Cash Collected							—	—	—	—
SM Cash Collected	67,921.30	40,801.50	59,661.99	57,351.30	68,162.81	113,395.10	3,369,611.77	—	—	3,369,611.77
TIG Cash Collected							—	—	—	—
TPF Cash Collected							—	—	—	—
TCL Cash Collected							—	—	—	—
Other Income Collected							—	—	—	—

SUBTOTAL	67,921.30	40,801.50	59,661.99	57,351.30	68,162.81	113,395.10	3,369,611.77	—	—	3,369,611.77

							—	—	—	—
							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(72,173.31)	(43,668.36)	(62,939.18)	(62,841.71)	(67,364.25)	(89,892.60)	(2,222,043.37)	420,681.26	—	(1,801,362.11)
							—	—	—	—
							—	—	—	—
							—	—	—	—
							—	—	—	—

Total Cash Receipts and Transfers	(4,252.01)	(2,866.86)	(3,277.19)	(5,490.41)	798.56	23,502.50	1,147,568.40	420,681.26	—	1,568,249.66

								—
Cash Disbursements - Loans								—
							—	—
Loan Proceeds Checks							1,001,663.24	—		1,001,663.24
Expenses related to Loans							52,382.50	—		52,382.50

Subtotal - Loans	—	—	—	—	—	—	1,054,045.74	—	—	1,054,045.74

								—
								—
Cash Disbursements - Other								—
Advertising							7,400.53	—	—	7,400.53
Bank Charges						—	—		—	—
Claims Funding*							31,950.02	—		31,950.02
Company Auto							2,318.54	—	—	2,318.54
Computer Costs							2,366.86	—	—	2,366.86
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							86.25	—	—	86.25
Fixed Assets							908.00	—	—	908.00
Forms & Printing							8,408.68	—	—	8,408.68
Insurance							7,106.00	—	—	7,106.00
Meals & Entertainment							1,931.97	—	—	1,931.97
Miscellaneous							1,389.10	—	—	1,389.10
Office Expense							4,514.99	—	—	4,514.99
Postage							8,070.94	—	—	8,070.94
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							57,665.54	—	—	57,665.54
Repairs & Maintenance							4,692.70	—	—	4,692.70
Roadgard							—	—	—	—
Seminars & Meetings							20.05	—	—	20.05
Taxes & Licenses							59.42	—	—	59.42
Telephone							13,661.66	—	—	13,661.66
Temporary Agency Staff							—	—	—	—
Travel							12,557.27	—	—	12,557.27
Utilities							13,018.72	—	—	13,018.72
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	420,681.26	—	420,681.26
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
Other							8,567.29	—	—	8,567.29

Total Other Cash Disbursements	—	—	—	—	—	—	186,694.53	420,681.26	—	607,375.79

							—		—	—
TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	1,240,740.27	420,681.26	—	1,661,421.53

	11,017.43	4,832.23	8,900.26	14,728.48	14,196.52	33,885.05	425,560.84	—	—	425,560.84

Book Balance per bank rec.	11,017.43	4,832.23	8,900.26	14,728.48	14,196.52	33,885.05

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	963,994.06
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$963,994.06

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for February-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,440,560.82	1,440,560.82		1,440,560.82	—	—	1,440,560.82
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,440,560.82	1,440,560.82	—	1,440,560.82	—	—	1,440,560.82

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(476,566.76)	(634,926.96)	158,360.20	(634,926.96)	158,360.20	—	(476,566.76)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	963,994.06	805,633.86	158,360.20	805,633.86	158,360.20	—	963,994.06

Cash Disbursements - Loans
Loan Proceeds Checks	492,611.92	492,611.92		492,611.92			492,611.92
Expenses related to Loans	29,837.07	29,837.07		29,837.07			29,837.07

Subtotal - Loans	522,448.99	522,448.99	—	522,448.99	—	—	522,448.99

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	3,225.32	3,225.32		3,225.32			3,225.32
Bank Charges	—	—		—	—	—	—
Claims Funding*	13,296.79	13,296.79		13,296.79			13,296.79
Company Auto	—	—		—	—	—	—
Computer Costs	1,305.85	1,305.85		1,305.85	—	—	1,305.85
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	7,659.94	7,659.94		7,659.94	—	—	7,659.94
Forms & Printing	3,673.72	3,673.72		3,673.72	—	—	3,673.72
Insurance	3,499.77	3,499.77		3,499.77	—	—	3,499.77
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	218.93	218.93		218.93	—	—	218.93
Office Expense	187.86	187.86		187.86	—	—	187.86
Postage	5,910.55	5,910.55		5,910.55	—	—	5,910.55
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,350.29	20,350.29		20,350.29	—	—	20,350.29
Repairs & Maintenance	1,626.62	1,626.62		1,626.62	—	—	1,626.62
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	629.25	629.25		629.25	—	—	629.25
Telephone	8,884.66	8,884.66		8,884.66	—	—	8,884.66
Temporary Agency Staff	—	—		—	—	—	—
Travel	59.48	59.48		59.48	—	—	59.48
Utilities	5,832.93	5,832.93		5,832.93	—	—	5,832.93
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	308,890.61	150,530.41	158,360.20	150,530.41	158,360.20	—	308,890.61
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	53,817.76	53,817.76		53,817.76	—	—	53,817.76
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,474.74	2,474.74		2,474.74	—	—	2,474.74

Total Other Cash Disbursements	441,545.07	283,184.87	158,360.20	283,184.87	158,360.20	—	441,545.07

TOTAL ALL CASH DISBURSEMENTS	963,994.06	805,633.86	158,360.20	805,633.86	158,360.20	—	963,994.06

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	987,883.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$987,883.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for February-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	36,620.18	13,032.63	23,587.55	—	—	36,620.18	—	—	36,620.18

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,429,025.69	44,758.56	111,395.19	1,272,871.94		1,429,025.69	—	—	1,429,025.69
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,429,025.69	44,758.56	111,395.19	1,272,871.94	—	1,429,025.69	—	—	1,429,025.69

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(457,395.29)	(50,123.01)	(122,283.95)	(467,824.65)	182,836.32	(640,231.61)	182,836.32	—	(457,395.29)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	971,630.40	(5,364.45)	(10,888.76)	805,047.29	182,836.32	788,794.08	182,836.32	—	971,630.40

Cash Disbursements - Loans
						—
Loan Proceeds Checks	411,876.36			411,876.36		411,876.36			411,876.36
Expenses related to Loans	26,901.75			26,901.75		26,901.75			26,901.75

Subtotal - Loans	438,778.11	—	—	438,778.11	—	438,778.11	—	—	438,778.11

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	2,855.19			2,855.19		2,855.19			2,855.19
Bank Charges	29.00			29.00		29.00	—	—	29.00
Claims Funding*	6,188.58			6,188.58		6,188.58			6,188.58
Company Auto	1,240.15			1,240.15		1,240.15	—	—	1,240.15
Computer Costs	1,821.95			1,821.95		1,821.95	—	—	1,821.95
Dues And Subscriptions	186.55			186.55		186.55	—	—	186.55
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	1,498.00			1,498.00		1,498.00	—	—	1,498.00
Forms & Printing	3,735.83			3,735.83		3,735.83	—	—	3,735.83
Insurance	2,996.37			2,996.37		2,996.37	—	—	2,996.37
Meals & Entertainment	1,042.62			1,042.62		1,042.62	—	—	1,042.62
Miscellaneous	845.18			845.18		845.18	—	—	845.18
Office Expense	1,164.24			1,164.24		1,164.24	—	—	1,164.24
Postage	4,493.02			4,493.02		4,493.02	—	—	4,493.02
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	25,200.39			25,200.39		25,200.39	—	—	25,200.39
Repairs & Maintenance	1,959.84			1,959.84		1,959.84	—	—	1,959.84
Roadgard	—			—		—	—	—	—
Seminars & Meetings	321.20			321.20		321.20	—	—	321.20
Taxes & Licenses	3,484.47			3,484.47		3,484.47	—	—	3,484.47
Telephone	9,826.42			9,826.42		9,826.42	—	—	9,826.42
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,095.59			2,095.59		2,095.59	—	—	2,095.59
Utilities	6,600.54			6,600.54		6,600.54	—	—	6,600.54
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	368,773.19			185,936.87	182,836.32	185,936.87	182,836.32	—	368,773.19
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	99,910.71			99,910.71		99,910.71	—	—	99,910.71
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	2,836.47			2,836.47		2,836.47	—	—	2,836.47

Total Other Cash Disbursements	549,105.50	—	—	366,269.18	182,836.32	366,269.18	182,836.32	—	549,105.50

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	987,883.61	—	—	805,047.29	182,836.32	805,047.29	182,836.32	—	987,883.61

	20,366.97	7,668.18	12,698.79	—	—	20,366.97	—	—	20,366.97

Book Balance per bank rec.	20,366.97	7,668.18	12,698.79

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	799,240.52
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$799,240.52

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for February-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	154,499.12	14,475.46	—	—	—	140,023.66	154,499.12	—	—	154,499.12

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,249,149.08	48,993.55	—	405,366.12		794,789.41	1,249,149.08	—	—	1,249,149.08
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,249,149.08	48,993.55	—	405,366.12	—	794,789.41	1,249,149.08	—	—	1,249,149.08

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(525,262.00)	(55,386.25)	—	279,333.86	114,540.54	(863,750.15)	(639,802.54)	114,540.54	—	(525,262.00)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	723,887.08	(6,392.70)	—	684,699.98	114,540.54	(68,960.74)	609,346.54	114,540.54	—	723,887.08

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	425,139.24			425,139.24			425,139.24			425,139.24
Expenses related to Loans	27,385.14			27,385.14			27,385.14			27,385.14

Subtotal - Loans	452,524.38	—	—	452,524.38	—	—	452,524.38	—	—	452,524.38

							—
							—
Cash Disbursements - Other							—
Advertising	3,239.79			3,239.79			3,239.79			3,239.79
Bank Charges	12.01		—	12.01			12.01	—	—	12.01
Claims Funding*	11,276.88			11,276.88			11,276.88			11,276.88
Company Auto	1,652.15			1,652.15			1,652.15	—	—	1,652.15
Computer Costs	913.89			913.89			913.89	—	—	913.89
Dues And Subscriptions	300.00			300.00			300.00	—	—	300.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	2,792.09			2,792.09			2,792.09	—	—	2,792.09
Forms & Printing	3,008.01			3,008.01			3,008.01	—	—	3,008.01
Insurance	2,188.14			2,188.14			2,188.14	—	—	2,188.14
Meals & Entertainment	673.14			673.14			673.14	—	—	673.14
Miscellaneous	455.20			455.20			455.20	—	—	455.20
Office Expense	233.36			233.36			233.36	—	—	233.36
Postage	1,332.49			1,332.49			1,332.49	—	—	1,332.49
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,229.69			24,229.69			24,229.69	—	—	24,229.69
Repairs & Maintenance	1,294.76			1,294.76			1,294.76	—	—	1,294.76
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	54.07			54.07			54.07	—	—	54.07
Telephone	9,401.63			9,401.63			9,401.63	—	—	9,401.63
Temporary Agency Staff	—			—			—	—	—	—
Travel	3,584.69			3,584.69			3,584.69	—	—	3,584.69
Utilities	4,809.55			4,809.55			4,809.55	—	—	4,809.55
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	274,569.80			160,029.26	114,540.54		160,029.26	114,540.54	—	274,569.80
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	694.80			694.80			694.80	—	—	694.80

Total Other Cash Disbursements	346,716.14	—	—	232,175.60	114,540.54	—	232,175.60	114,540.54	—	346,716.14

							—

TOTAL ALL CASH DISBURSEMENTS	799,240.52	—	—	684,699.98	114,540.54	—	684,699.98	114,540.54	—	799,240.52

	79,145.68	8,082.76	—	—	—	71,062.92	79,145.68	—	—	79,145.68

Book Balance per bank rec.	79,145.68	8,082.76	—			71,062.92

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	598,928.09
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$598,928.09

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for February-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	164,533.64	103,301.87	660,283.19	(585,496.35)	(13,555.07)	164,533.64	—	—	164,533.64

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,190,915.49		1,190,915.49		—	1,190,915.49	—	—	1,190,915.49
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	199.88	199.88				199.88	—	—	199.88

SUBTOTAL	1,191,115.37	199.88	1,190,915.49	—	—	1,191,115.37	—	—	1,191,115.37

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,254,199.56)		(1,391,750.14)	55,876.19	81,674.39	(1,335,873.95)	81,674.39	—	(1,254,199.56)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(63,084.19)	199.88	(200,834.65)	55,876.19	81,674.39	(144,758.58)	81,674.39	—	(63,084.19)

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	4,822.26			4,822.26		4,822.26			4,822.26
Bank Charges	15,511.76			15,511.76		15,511.76	—	—	15,511.76
Claims Funding*	45,702.39			45,702.39		45,702.39			45,702.39
Company Auto	5,293.76			5,293.76		5,293.76	—	—	5,293.76
Computer Costs	12,453.65			12,453.65		12,453.65	—	—	12,453.65
Dues And Subscriptions	250.00			250.00		250.00	—	—	250.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,946.96			2,946.96		2,946.96	—	—	2,946.96
Fixed Assets	—			—		—	—	—	—
Forms & Printing	4,164.62			4,164.62		4,164.62	—	—	4,164.62
Insurance	4,559.12			4,559.12		4,559.12	—	—	4,559.12
Meals & Entertainment	19,874.04			19,874.04		19,874.04	—	—	19,874.04
Miscellaneous	388.35			388.35		388.35	—	—	388.35
Office Expense	5,367.76			5,367.76		5,367.76	—	—	5,367.76
Postage	8,082.45			8,082.45		8,082.45	—	—	8,082.45
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	23,074.45			23,074.45		23,074.45	—	—	23,074.45
Professional Fees - Ordinary Course	2,191.37			2,191.37		2,191.37	—	—	2,191.37
Rent	14,281.81			14,281.81		14,281.81	—	—	14,281.81
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,895.00			1,895.00		1,895.00	—	—	1,895.00
Taxes & Licenses	1,078.14			1,078.14		1,078.14	—	—	1,078.14
Telephone	11,840.27			11,840.27		11,840.27	—	—	11,840.27
Temporary Agency Staff	—			—		—	—	—	—
Travel	58,692.79			58,692.79		58,692.79	—	—	58,692.79
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	344,263.31			222,037.78	122,225.53	222,037.78	122,225.53	—	344,263.31
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre - Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	12,193.83			12,193.83		12,193.83	—	—	12,193.83

Total Other Cash Disbursements	598,928.09	—	—	476,702.56	122,225.53	476,702.56	122,225.53	—	598,928.09

						—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	598,928.09	—	—	476,702.56	122,225.53	476,702.56	122,225.53	—	598,928.09

	(497,478.64)	103,501.75	459,448.54	(1,006,322.72)	(54,106.21)	(456,927.50)	(40,551.14)	—	(497,478.64)

Book Balance per bank rec.	(497,478.64)	103,501.75	459,448.54	(1,006,322.72)	(54,106.21)
		—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for February-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees - Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period February-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for February-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*	Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

2/28/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	2,874,010	—	—	2,874,010	61.0%	—	2,874,010	60.9%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	460,128	—	—	460,128	9.8%	—	460,128	9.8%
Late Charges	—	—	—	305,210	—	—	305,210	6.5%	—	305,210	6.5%

Total Interest Income	—	—	—	3,639,348	—	—	3,639,348	77.2%	—	3,639,348	77.1%
Interest Expense	—	—	—	194,456	144,529	—	338,985	7.2%	—	338,985	7.2%

Net Interest Income	—	—	—	3,444,892	(144,529)	—	3,300,363	70.0%	—	3,300,363	70.0%
Provision for Loan Losses
P&L Recoveries	—	—	—	(71,972)	—	—	(71,972)	-1.5%	(890)	(72,862)	-1.5%
Reserves	—	—	—	(594,920)	—	—	(594,920)	-12.6%	—	(594,920)	-12.6%
Cash	—	—	—	883,881	—	—	883,881	18.7%	—	883,881	18.7%

Total Provision	—	—	—	216,989	—	—	216,989	4.6%	(890)	216,099	4.6%
Net Interest included Provision	—	—	—	3,227,903	(144,529)	—	3,083,374		890	3,084,264
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	708,439	—	—	708,439	15.0%	2,089	710,528	15.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	739	739	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	26,297	—	—	26,297	0.6%	—	26,297	0.6%
Other Income	—	—	—	318,744	22,058	—	340,802	7.2%	—	340,802	7.2%

Total Direct Income	—	—	—	1,053,480	22,058	—	1,075,538	22.8%	2,828	1,078,366	22.9%
Total Revenue	—	—	—	4,692,828	22,058	—	4,714,886	100.0%	2,828	4,717,714	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,234,465	34,818	—	1,269,283	26.9%	—	1,269,283	26.9%
Commissions/Bonus	—	—	—	240,579	—	—	240,579	5.1%	—	240,579	5.1%
Benefits	—	—	—	170,843	1,585	—	172,428	3.7%	—	172,428	3.7%
Taxes	—	—	—	130,776	2,825	—	133,601	2.8%	—	133,601	2.8%
Other	—	—	—	1,047	—	—	1,047	0.0%	—	1,047	0.0%

Total Personnel	—	—	—	1,777,710	39,228	—	1,816,938	38.5%	—	1,816,938	38.5%
Building
Rent	—	—	—	184,185	3,849	—	188,033	4.0%	—	188,033	4.0%
Utilities	—	—	—	43,670	478	—	44,148	0.9%	—	44,148	0.9%
Depreciation	—	—	—	54,944	2,970	—	57,914	1.2%	3,552	61,466	1.3%
Other	—	—	—	1,658	—	—	1,658	0.0%	—	1,658	0.0%

Total Building	—	—	—	284,457	7,296	—	291,753	6.2%	3,552	295,305	6.3%
Telecommunications
Telephone	—	—	—	83,698	1,290	—	84,988	1.8%	—	84,988	1.8%
Computers	—	—	—	44,196	4,738	—	48,934	1.0%	—	48,934	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	127,894	6,027	—	133,922	2.8%	—	133,922	2.8%
Advertising	—	—	—	179,214	—	—	179,214	3.8%	—	179,214	3.8%
Reinsurance Claims Expense	—	—	—	175,528	—	—	175,528	3.7%	1,258	176,785	3.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	29,298	431,564	—	460,862	9.8%	—	460,862	9.8%
Collection Expense	—	—	—	1,595	—	—	1,595	0.0%	—	1,595	0.0%
Travel	—	—	—	176,066	—	—	176,066	3.7%	—	176,066	3.7%
Office Expense	—	—	—	109,262	2,129	—	111,391	2.4%	—	111,391	2.4%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	6,091	—	—	6,091	0.1%	—	6,091	0.1%
Taxes & Licenses	—	—	—	23,658	625	—	24,283	0.5%	—	24,283	0.5%
Other	—	—	—	39,066	505	—	39,571	0.8%	832	40,402	0.9%

Total Other Expense	—	—	—	178,078	3,258	—	181,336	3.8%	832	182,168	3.9%

Total Direct Expense	—	—	—	3,341,283	631,903	—	3,973,186	84.3%	4,751	3,977,937	84.3%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	1,351,545	(609,845)	—	741,700	15.7%	(1,923)	739,777	15.7%
Income Tax (34%)	—	—	—	701,391	—	—	701,391	14.9%	—	701,391	14.9%

Net Income	—	—	—	650,155	(609,845)	—	40,309	0.9%	(1,923)	38,386	0.8%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru February 28, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	90,655,214	36	—	91,033,796	69.0%	10,166,085	101,199,881	78.9%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.9%
Fee Income	226,383	105,384	—	11,543,730	—	—	11,875,496	9.0%	51,566	11,927,063	9.3%
Late Charges	149,281	—	—	7,259,313	—	—	7,408,594	5.6%	1,064,348	8,472,942	6.6%

Total Interest Income	741,283	118,310	—	109,458,257	36	—	110,317,886	83.7%	14,957,402	125,275,288	97.6%
Interest Expense	113,794	52,912	0	4,977,284	5,700,791	—	10,844,781	8.2%	3,252,426	14,097,207	11.0%

Net Interest Income	627,489	65,398	(0)	104,480,973	(5,700,755)	—	99,473,105	75.4%	11,704,976	111,178,081	86.6%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,431,268)	—	—	(1,440,764)	-1.1%	(2,477,490)	(3,918,254)	-3.1%
Reserves	—	(20,000)	—	(1,934,429)	—	—	(1,954,429)	-1.5%	(7,657,559)	(9,611,987)	-7.5%
Cash	557,239	64,134	4,612	28,032,139	—	—	28,658,124	21.7%	21,309,765	49,967,888	38.9%

Total Provision	547,854	44,024	4,612	24,666,442	—	—	25,262,931	19.2%	11,174,716	36,437,647	28.4%
Net Interest included Provision	79,635	21,375	(4,612)	79,814,530	(5,700,755)	—	74,210,174		530,260	74,740,434
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	13,483,063	—	—	13,483,063	10.2%	1,588,340	15,071,403	11.7%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.5%	69,787	2,041,576	1.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	849,824	—	—	850,720	0.6%	—	850,720	0.7%
Other Income	—	256,832	2,042,382	1,911,073	1,032,237	—	5,242,525	4.0%	(20,528,504)	(15,285,979)	-11.9%

Total Direct Income	—	256,832	5,266,457	14,992,571	1,032,237	—	21,548,098	16.3%	(18,481,855)	3,066,243	2.4%
Total Revenue	741,283	375,142	5,266,457	124,450,828	1,032,274	—	131,865,984	100.0%	(3,524,453)	128,341,531	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	36,366,432	2,137,626	—	40,320,746	30.6%	5,116,963	45,437,709	35.4%
Commissions/Bonus	—	58,213	366,715	6,385,230	302,445	—	7,112,602	5.4%	481,502	7,594,104	5.9%
Benefits	6,989	12,842	142,412	4,234,787	95,852	—	4,492,882	3.4%	451,031	4,943,913	3.9%
Taxes	6,914	15,553	159,820	3,919,949	181,606	—	4,283,842	3.2%	576,977	4,860,819	3.8%
Other	—	—	66,338	246,945	83,006	—	396,289	0.3%	130,096	526,384	0.4%

Total Personnel	100,067	259,140	2,293,278	51,153,342	2,800,534	—	56,606,361	42.9%	6,756,569	63,362,929	49.4%
Building
Rent	392	9,889	184,677	5,104,879	251,442	—	5,551,279	4.2%	878,197	6,429,476	5.0%
Utilities	—	216	40,071	1,163,522	46,934	—	1,250,744	0.9%	152,604	1,403,348	1.1%
Depreciation	40,494	2,445	84,488	1,744,137	356,710	—	2,228,275	1.7%	609,842	2,838,117	2.2%
Other	428	257	—	360,155	12,079	—	372,918	0.3%	109,340	482,258	0.4%

Total Building	41,314	12,806	309,236	8,372,693	667,166	—	9,403,216	7.1%	1,749,983	11,153,198	8.7%
Telecommunications
Telephone	6,010	6,411	89,222	2,454,249	176,148	—	2,732,040	2.1%	393,871	3,125,911	2.4%
Computers	27,156	3,315	80,347	955,744	268,956	—	1,335,518	1.0%	380,097	1,715,614	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,760,957	468,683	—	4,459,414	3.4%	866,557	5,325,971	4.1%
Advertising	—	113	43,816	3,578,935	4,720	—	3,627,584	2.8%	163,736	3,791,319	3.0%
Reinsurance Claims Expense	—	—	—	1,379,265	—	—	1,379,265	1.0%	1,570,059	2,949,324	2.3%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	573,114	35,404,414	—	36,025,804	27.3%	97,227	36,123,030	28.1%
Collection Expense	1,860	51	—	48,237	—	—	50,148	0.0%	677,781	727,930	0.6%
Travel	—	6,620	24,540	2,619,816	127,780	—	2,778,757	2.1%	207,618	2,986,375	2.3%
Office Expense	23,071	3,158	52,550	3,071,731	246,097	—	3,396,607	2.6%	485,714	3,882,321	3.0%
Entertainment	—	68	—	118,997	35	—	119,101	0.1%	126	119,227	0.1%
Amortization	—	—	101,806	365,582	—	—	467,388	0.4%	12,568,082	13,035,470	10.2%
Taxes & Licenses	5,636	3,405	20,599	727,095	82,196	—	838,932	0.6%	202,096	1,041,028	0.8%
Other	1,326	29,298	567,361	2,719,340	(52,147)	—	3,265,178	2.5%	2,294,491	5,559,669	4.3%

Total Other Expense	30,033	35,930	742,315	7,002,745	276,181	—	8,087,205	6.1%	15,550,509	23,637,714	18.4%

Total Direct Expense	871,340	431,143	3,639,880	108,132,831	45,450,270	—	158,525,465	120.2%	42,485,213	201,010,677	156.6%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	16,296,139	(44,338,545)	—	(26,616,985)	-20.2%	(46,052,162)	(72,669,147)	-56.6%
Income Tax (34%)	—	—	66,684	6,022,166	5,481,666	—	11,570,516	8.8%	(6,674,996)	4,895,520	3.8%

Net Income	(130,057)	(56,002)	1,544,796	10,273,973	(49,820,211)	—	(38,187,501)	-29.0%	(39,377,166)	(77,564,667)	-60.4%

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period February-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

2/28/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,105,969	14,865,727	—	15,971,696	(1,673)	—	(1,673)	15,970,022
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	65,590,174	—	—	65,590,174	3,675	—	3,675	65,593,849
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,118,844)	—	—	(11,118,844)	(1,848,446)	—	(1,848,446)	(12,967,290)
Loss Reserve	—	—	—	(7,831,433)	(10,000)	—	(7,841,433)	(180,125)	—	(180,125)	(8,021,557)
Unearned Insurance	—	—	—	(922,799)	—	—	(922,799)	(195,368)	(703,575)	(898,942)	(1,821,741)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,779,620	498,627	—	6,278,248	419,242	—	419,242	6,697,490
Accumulated Depreciation	—	—	—	(4,084,090)	(433,771)	—	(4,517,861)	(375,312)	—	(375,312)	(4,893,173)
Accounts Receivable	73,260	—	(102)	249,792	8,921	—	331,871	528,259	(17,759)	510,500	842,370
Repossessed Automobiles	—	—	—	—	—	—	—	88,328	—	88,328	88,328
Intercompany Balance	561,880	57,761	(3,410,817)	(25,347,579)	69,604,606	(6,248,675)	35,217,177	(45,982,124)	9,588,090	(36,394,034)	(1,176,857)
Goodwill	—	—	—	17,970,045	—	—	17,970,045	—	—	—	17,970,045
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(121,712)	—	—	(121,712)	—	—	—	(121,712)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	242,520	242,520	242,520
Prepaid Assets	—	—	—	873,619	4,281	—	877,900	7,341	—	7,341	885,241
Other Assets	—	—	—	758,070	6,537,505	—	7,295,575	1,647	79,809	81,455	7,377,031

Total Assets	635,140	57,761	(3,410,919)	42,900,834	115,433,504	(18,409,595)	137,206,725	(47,534,556)	9,189,085	(38,345,470)	98,861,255
Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	5,444,076	—	5,445,585	32,347	—	32,347	5,477,932
Notes Payable	—	—	67,738	—	34,867,019	—	34,934,757	—	—	—	34,934,757
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	579,907	46,265	—	645,458	493,774	3,338,245	3,832,018	4,477,476
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	4,640,723	(4,600)	—	4,636,123	—	124,370	124,370	4,760,493
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,347,683	85,436	—	2,435,453	29,159	8,171	37,330	2,472,783
Other Liabilities	296,174	—	—	46,089	41,261	—	383,524	62,776	208,191	270,966	654,490

Total Liabilities	302,744	1,509	82,789	7,614,401	162,431,573	—	170,433,017	2,514,427	3,896,372	6,410,799	176,843,816
Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,404,493)	(19,187,192)	(40,569,034)	(49,979,339)	5,066,823	(44,912,516)	(85,481,550)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	935,319	(2,062,527)	—	(1,127,208)	(69,643)	225,890	156,246	(970,962)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	35,286,433	(46,998,069)	(18,409,595)	(33,226,292)	(50,048,982)	5,292,713	(44,756,269)	(77,982,561)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	42,900,834	115,433,504	(18,409,595)	137,206,725	(47,534,556)	9,189,085	(38,345,470)	98,861,255

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period February 28, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$109,455.16	$109,455.16	Bi-Weekly	EFT	0
FICA-Employee	0	$131,982.66	$131,982.66	Bi-Weekly	EFT	0
FICA-Employer	0	$131,982.66	$131,982.66	Bi-Weekly	EFT	0
Unemployment	0	$11,159.34	$11,159.34	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$384,579.82	$384,579.82	$0.00		$0.00

State and Local
Withholding	0	$36,188.07	$36,188.07	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$40,752.01	$40,752.01	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property	0	1,600.97	$1,600.97
Other:	0	3,809.47	$3,809.47			0

Total State and Local Taxes	$0.00	$82,975.69	$82,975.69	$0.00		$0.00

TOTAL TAXES		$467,555.51	$467,555.51			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402

Monthly Court Report for        February-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	33,379.38	8,722.60	24,656.78
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	33,379.38	8,722.60	24,656.78

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	35,500.38	8,722.60	26,777.78
Employee Witholding of Insurance/etc	(2,121.00)		(2,121.00)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	33,379.38	8,722.60	24,656.78

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 2/3/2006	Period Ending 2/17/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$—	$24,373.84
FICA/FUTA/SUTA	$1,063.37	$1,003.09	$—	$2,066.46
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$13,419.03	$13,358.75	$—	$26,777.78
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$398.98	$359.52	$—	$758.50
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,381.03	$4,341.57	$—	$8,722.60
Period Total	$17,800.06	$17,700.32	$—	$35,500.38
401(k) payable	$(865.23)	$(865.23)	$—	$(1,730.46)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(13.46)	$(13.46)	$—	$(26.92)
Life insurance	$(9.28)	$(9.28)	$—	$(18.56)
Contingent health liability	$(146.67)	$(146.67)	$—	$(293.34)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,739.56	$16,639.82	$—	$33,379.38
	$(1,060.50)	$(1,060.50)	$—	$(2,121.00)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$10,924.39	$10,924.39	$—	$21,848.78
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,235.02	$2,235.02	$—	$4,470.04
EE SS Tax	$990.58	$990.58	$—	$1,981.16
ER SS Tax	$990.58	$990.58	$—	$1,981.16
EE Med Tax	$231.67	$231.67	$—	$463.34
ER Med Tax	$231.67	$231.67	$—	$463.34
State/local Tax	$895.55	$895.55	$—	$1,791.10
Futa	$68.60	$40.10		$108.70
Suta	$171.50	$100.26		$271.76
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,739.56	$16,639.82	$—	$33,379.38

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,060.50	$1,060.50	$—	$2,121.00

PAYROLL - TICO
	Period Ending 2/3/2006	Period Ending 2/17/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$398.98	$359.52	$—	$758.50
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,381.03	$4,341.57	$—	$8,722.60
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,381.03	$4,341.57	$—	$8,722.60

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia		540439122
Monthly Court Report for February-06		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(13,555.07)	—	—	—	—	—		(13,555.07)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,339,615.01	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	81,674.39
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,339,615.01	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	81,674.39

Cash Disbursements - Loans
Gross Wages	1,331,303.27	166,830.00	140,991.83	53,152.68	5,351.99	415,844.25	147,047.17	402,085.35
Federal Tax	126,130.70	13,163.50	12,192.98	3,052.86	459.32	48,671.02	9,595.84	38,995.18
SS Tax	80,636.82	10,102.17	8,489.59	3,246.57	329.25	25,288.35	8,832.59	24,348.30
Med Tax	18,858.64	2,362.58	1,985.49	759.31	77.02	5,914.25	2,065.68	5,694.31
EIC	(50.20)	—	—	—	—	(50.20)	—	—
State Tax	34,355.69	6,789.79	223.15	1,728.00	210.31	19,722.81	5,640.35	41.28
Advance	1,000.00	500.00	—	—	—	500.00	—	—
Mileage	(40,731.47)	(5,174.78)	(3,835.63)	(1,870.85)	(54.87)	(10,962.53)	(6,956.71)	(11,876.10)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	164.87	—	—	—	—	—	164.87	—
STD	1,731.25	177.28	144.04	77.56	—	445.97	243.76	642.64
Medical	22,276.10	3,067.70	3,068.78	591.87	26.00	5,396.64	3,123.50	7,001.61
401K Loans	4,750.76	461.80	—	80.50	—	873.68	211.56	3,123.22
401K Deducts	14,383.56	1,734.72	495.01	434.33	—	7,600.66	389.24	3,729.60
AHL Dental	5,545.94	739.02	644.52	143.20	15.40	1,605.30	878.54	1,519.96
AHL Cancer	999.76	92.14	69.16	53.74	—	297.44	136.88	350.40
AHL Life	2,953.64	385.40	314.26	121.06	3.40	737.08	481.64	910.80
Flex Med	1,490.00	—	280.77	—	—	480.78	446.15	282.30
Dep Care	447.39	—	—	—	—	217.39	—	230.00
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	82.50	8.00	3.50	4.00	—	23.00	14.00	30.00
Garnishment	837.67	—	231.50	—	—	412.63	—	193.54
Bankrpc	1,705.78	195.00	—	1,510.78	—	—	—	—
Child support	8,120.59	550.00	315.00	516.26	—	1,984.91	1,476.82	3,277.60
Tax Levy	590.84	—	—	—	—	590.84	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	286,280.83	35,154.32	24,622.12	10,449.19	1,065.83	109,750.02	26,744.71	78,494.64
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	14,726.02	745.00	546.50	2,027.04	—	2,988.38	1,476.82	3,471.14
Federal Tax	165,125.88	13,163.50	12,192.98	3,052.86	459.32	48,671.02	9,595.84	38,995.18
EE SS Tax	104,985.12	10,102.17	8,489.59	3,246.57	329.25	25,288.35	8,832.59	24,348.30
ER SS Tax	104,985.18	10,102.23	8,489.57	3,246.56	329.26	25,288.36	8,832.66	24,348.27
EE Med Tax	24,552.95	2,362.58	1,985.49	759.31	77.02	5,914.25	2,065.68	5,694.31
ER Med Tax	24,552.98	2,362.62	1,985.46	759.27	77.00	5,914.24	2,065.69	5,694.35
State Tax	34,396.97	6,789.79	223.15	1,728.00	210.31	19,722.81	5,640.35	41.28
Futa	11,050.64	1,162.88	1,031.31	411.40	42.48	2,170.24	1,131.25	2,550.54
Suta	40,480.25	7,322.52	2,884.53	576.01	144.50	8,274.07	4,310.76	8,483.93
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(54,106.21)	—	—	—	—	—	—	(54,106.21)

Book Balance per bank rec.	(54,106.21)		—		—	—		(54,106.21)
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period February-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$70,540,346
Plus Amounts billed during the period	$6,873,748
Sold Receivables during month
Less Amounts collected during the period	$(11,823,920)
Total Accounts Receivable at the end of the reporting period	$65,590,174

Amount
Accounts Receivable Aging
0-30 days old	$61,806,688
31-60 days old	$1,368,418
61-90 days old	$911,646
91+ days old	$1,503,422
Total Accounts Receivable	$65,590,174
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$65,590,174

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 02/28/2006

Aged Accounts Receivable

(Gross Balance as of 02/28/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$59,576,511	$59,576,511	$—	$—	$—
Potential (1-30)	$2,230,177	$2,230,177	$—	$—	$—
31-60 Days	$1,368,418	$1,368,418	$—	$—	$—
61-90 Days	$911,646	$911,646	$—	$—	$—
91 and Over	$1,503,422	$1,503,422	$—	$—	$—
Total Delinquency	$6,013,663	$6,013,663	$—	$—	$—
Total Gross Receivables	$65,590,174	$65,590,174	$—	$—	$—
Post Accounts Payable
(As of 02/28/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

THE THAXTON GROUP	CASES 03-13182-03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for Feb-06

			HOLDING COMPANY	HOLDING COMPANY				HOLDING GOMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	74,742,551.26	—	(3,410,817.00)	57,761.00	561,880.00	—	(33,016,575.62)	(45,983,850.64)
Cash Transfers between companies	0.00		(5,329,806.06)						5,328,818.43	987.63
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(2,594.13)						1,855.30	738.83
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		194,455.56						(194,455.56)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 02/28/06	(0.00)	6,248,675.00	69,604,606.63	—	(3,410,817.00)	57,761.00	561,880.00	—	(27,880,357.45)	(45,982,124.18)

	(0.00)	6,248,675.00	69,604,606.63	—	(3,410,817.00)	57,761.00	561,880.00	—	(27,880,357.45)	(45,982,124.18)

Balance Sheet - February 28, 2006	—	6,248,675.00	69,604,606.00		(3,410,817.00)	57,761.00	561,880.00		(27,880,358.00)	(45,982,124.00)